As filed with the Securities and Exchange Commission on July 31, 2006

Registration No. 333-133066

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 8
TO
FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

SECURITY CAPITAL ASSURANCE LTD
(Exact name of registrant as specified in its charter)

Bermuda	6351	Not Applicable
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer Identification Number)
incorporation or organization)	Classification Code Number)

     One Bermudiana Road
Hamilton HM 11, Bermuda
(441) 292-8515
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

     CT Corporation System
111 Eighth Avenue
New York, New York 10011
(212) 590-9200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Michael A. Becker, Esq.	Lee A. Meyerson, Esq.
Kenneth W. Orce, Esq.	Simpson Thacher & Bartlett LLP
Cahill Gordon & Reindel LLP	425 Lexington Avenue
80 Pine Street	New York, New York 10017
New York, New York 10005	(212) 455-2000
(212) 701-3000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [  ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this amendment is to file Exhibits 5.1, 8.2, 10.43, 10.44, 10.45 and 23.1 to the registration statement as indicated in the Exhibit index of this amendment. No change is made to the preliminary prospectus constituting Part I of the registration statement or Items 13, 14, 15, 16(b) or 17 of Part II of the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the registration statement, the signature page to the registration statement and Exhibits 5.1, 8.2, 10.43, 10.44, 10.45 and 23.1.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

          (a)      Exhibits

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

1.1**	Form of Underwriting Agreement
3.1**	Memorandum of Association of CA Holdings Ltd
3.2**	Amended and Restated Bye-laws of Security Capital Assurance Ltd
4.1**	Specimen Common Share Certificate
5.1	Opinion of Conyers Dill & Pearman
8.1**	Opinion of Cahill Gordon & Reindel LLP as to certain tax matters
8.2	Opinion of Conyers Dill & Pearman as to certain tax matters
8.3**	Opinion of Slaughter and May as to certain U.K. tax matters
10.1**	Form of Transition Agreement
10.2**	Form of Tax Indemnity Agreement
10.3**	Form of Termination Agreement to the Fifth Amended Tax Sharing Agreement and Payment Agreement and the New York Addendum to the Tax Sharing and Payment Agreement
10.4**	Form of Employment Agreement with Paul S. Giordano
10.5**	Form of Employment Agreement with David P. Shea
10.6**	Form of Employment Agreement with Edward B. Hubbard
10.7**	Form of Security Capital Assurance Ltd 2006 Long-Term Incentive and Share Award Plan
10.8**	Form of Security Capital Assurance Ltd Annual Incentive Compensation Plan
10.9**	Form of Security Capital Assurance Ltd Restricted Share Agreement
10.10**	Form of Security Capital Assurance Ltd Stock Option Agreement
10.11**	Form of SCA Holdings US Inc. Deferred Compensation Program
10.12**	Form of Termination Agreement to the Amended and Restated General Services Agreement with XL Global Services, Inc.
10.13**	Form of Termination Agreement to the Second Amended and Restated General Services Agreement with X.L. America, Inc.
10.14**	Form of Master Services Agreement between XL Global Services, Inc. and XL Financial Administrative Services Inc.
10.15**	Form of Master Services Agreement between XL Services (Bermuda) Ltd and SCA Bermuda Administrative Ltd
10.16**	Form of Master Services Agreement between XL Capital Ltd and SCA Bermuda Administrative Ltd
10.17**	Form of Master Services Agreement between XL Services UK Limited and XL Capital Assurance (U.K.) Limited
10.18**	Form of Master Services Agreement between XL Services UK Limited, in respect of its Spanish branch and XL Capital Assurance (U.K.) Limited, in respect of its Spanish branch
10.19**	Form of General Services Agreement between XL Financial Administrative Services Inc. and XL Insurance (Bermuda) Ltd
10.20**	Form of General Services Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.21**	Form of General Services Agreement between XL Capital Assurance Inc. and XL Global Services, Inc.
10.22**	Form of Assignment and Assumption of Lease between Global Credit Analytics, Inc. and XL Capital Assurance Inc.
10.23**	Form of Agreement to Terminate the Amended and Restated Surplus Maintenance Agreement between XL Capital Assurance Inc. and XL Reinsurance America Inc.
10.24**	Facultative Quota Share Reinsurance Treaty, dated as of August 17, 2001 between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.25**	Form of Amendment No. 1 to Facultative Quota Share Reinsurance Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

10.26**	Form of Termination of Facultative Quota Share Reinsurance Treaty dated December 31, 1999 between XL Insurance (Bermuda) Ltd and XL Financial Assurance Ltd.
10.27**	Excess of Loss Reinsurance Agreement, dated October 1, 2001, between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.28**	Form of Amendment No. 1 to Excess of Loss Reinsurance Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.29**	Form of Third Amended and Restated Facultative Quota Share Reinsurance Treaty between XL Financial Assurance Ltd. and XL Capital Assurance Inc.
10.30**	Form of Master Services Agreement between X.L. America, Inc. and XL Financial Administrative Services Inc.
10.31**

Reinsurance Agreement Guarantee dated May 1, 2004 between XL Insurance (Bermuda) Ltd in respect of the Second Amended and Restated Facultative Quota Share Reinsurance Treaty between XL Financial Assurance Ltd. and XL Capital Assurance Inc. dated May 1, 2004

10.32**	Form of Amendment and Termination of Reinsurance Guarantee Agreement between XL Insurance (Bermuda) Ltd, XL Capital Assurance Inc. and XL Financial Assurance Ltd.
10.33**	Form of First Amended and Restated Facultative Master Certificate issued by XL Reinsurance America Inc. to XL Capital Assurance Inc.
10.34**	Form of Fourth Amended and Restated Bye-laws of XL Financial Assurance Ltd.
10.35**	Form of Termination of Investment Management Agreement — Letter Agreement to the Management Agreement between XL Capital Assurance Inc. and XL Investment Management Ltd
10.36**	Form of Termination of Investment Management Agreement — Letter Agreement to the Management Agreement between XL Financial Assurance Ltd. and XL Investment Management Ltd
10.37**

Form of Credit Agreement between Security Capital Assurance Ltd, XL Capital Assurance Inc. and XL Financial Assurance Ltd. and the Lenders party thereto and Citibank, N.A., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

10.38**	Amendment No. 1 to Agency Agreement between XL Financial Solutions Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and XL Financial Assurance Ltd.
10.39**	Security Capital Assurance Ltd Deferred Cash Program Guidelines
10.40**	Form of XL Financial Assurance Ltd. Second Amended and Restated Shareholders Agreement
10.41**	Form of Letter Agreement Regarding Stock Options, Restricted Shares and Long-Term Incentive Award between XL Capital Ltd and Paul Giordano
10.42**	Form of Amended and Restated General Services Agreement between XL Capital Assurance Inc. and XL Financial Administrative Services Inc.
10.43

Form of Indemnification Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd (certain portions of this Exhibit 10.43 have been omitted pursuant to a request for confidential treatment)

10.44	Form of Indemnification Agreement between XL Capital Assurance Inc. and X.L. America, Inc. (certain portions of this Exhibit 10.44 have been omitted pursuant to a request for confidential treatment)
10.45

Form of Adverse Development Reinsurance Agreement between XL Capital Assurance Inc. and XL Reinsurance America Inc. (certain portions of this Exhibit 10.45 have been omitted pursuant to a request for confidential treatment)

21.1**	Subsidiaries of the Registrant
23.1	Consent of Conyers Dill & Pearman (included in Exhibits 5.1 and 8.2)
23.2**	Consent of Cahill Gordon & Reindel LLP (included in Exhibit 8.1)
23.3**	Consent of PricewaterhouseCoopers LLP
23.4**	Consent of Slaughter and May (included in Exhibit 8.3)
24.1**	Power of Attorney of Paul S. Giordano and David Shea
99.1**	Letter from the Bermuda Minister of Finance
99.2**	Audit Committee Charter
99.3**	Compensation Committee Charter
99.4**	Nominating and Governance Committee Charter
99.5**	Finance and Risk Oversight Committee Charter
99.6**	Consent of Dr. E. Grant Gibbons
99.7**	Consent of Bruce G. Hannon
99.8**	Consent of Robert M. Lichten
99.9**	Consent of Brian M. O’Hara
99.10**	Consent of Coleman D. Ross
99.11**	Consent of Alan Z. Senter
99.12**	Consent of Mary R. Hennessy

* To be filed by Amendment.

** Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on July 31, 2006.

Security Capital Assurance Ltd

By:		/s/ Paul S. Giordano*

	Name:	Paul S. Giordano
	Title:	President and
Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul S. Giordano*	President, Chief Executive Officer	July 31, 2006

Name: Paul S. Giordano	and Director (Principal Executive
Officer)

/s/ David Shea*	Executive Vice President and Chief	July 31, 2006

Name: David Shea	Financial Officer (Principal Financial
Officer and Principal Accounting
Officer)

/s/ Michael P. Esposito	Director	July 31, 2006

Name: Michael P. Esposito, Jr.

* By:	/s/ Michael P. Esposito, Jr.

Michael P. Esposito, Jr.
Attorney-in-fact

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

1.1**	Form of Underwriting Agreement
3.1**	Memorandum of Association of CA Holdings Ltd
3.2**	Amended and Restated Bye-laws of Security Capital Assurance Ltd
4.1**	Specimen Common Share Certificate
5.1	Opinion of Conyers Dill & Pearman
8.1**	Opinion of Cahill Gordon & Reindel LLP as to certain tax matters
8.2	Opinion of Conyers Dill & Pearman as to certain tax matters
8.3**	Opinion of Slaughter and May as to certain U.K. tax matters
10.1**	Form of Transition Agreement
10.2**	Form of Tax Indemnity Agreement
10.3**	Form of Termination Agreement to the Fifth Amended Tax Sharing Agreement and Payment Agreement and the New York Addendum to the Tax Sharing and Payment Agreement
10.4**	Form of Employment Agreement with Paul S. Giordano
10.5**	Form of Employment Agreement with David P. Shea
10.6**	Form of Employment Agreement with Edward B. Hubbard
10.7**	Form of Security Capital Assurance Ltd 2006 Long-Term Incentive and Share Award Plan
10.8**	Form of Security Capital Assurance Ltd Annual Incentive Compensation Plan
10.9**	Form of Security Capital Assurance Ltd Restricted Share Agreement
10.10**	Form of Security Capital Assurance Ltd Stock Option Agreement
10.11**	Form of SCA Holdings US Inc. Deferred Compensation Program
10.12**	Form of Termination Agreement to the Amended and Restated General Services Agreement with XL Global Services, Inc.
10.13**	Form of Termination Agreement to the Second Amended and Restated General Services Agreement with X.L. America, Inc.
10.14**	Form of Master Services Agreement between XL Global Services, Inc. and XL Financial Administrative Services Inc.
10.15**	Form of Master Services Agreement between XL Services (Bermuda) Ltd and SCA Bermuda Administrative Ltd
10.16**	Form of Master Services Agreement between XL Capital Ltd and SCA Bermuda Administrative Ltd
10.17**	Form of Master Services Agreement between XL Services UK Limited and XL Capital Assurance (U.K.) Limited
10.18**	Form of Master Services Agreement between XL Services UK Limited, in respect of its Spanish branch and XL Capital Assurance (U.K.) Limited, in respect of its Spanish branch
10.19**	Form of General Services Agreement between XL Financial Administrative Services Inc. and XL Insurance (Bermuda) Ltd
10.20**	Form of General Services Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.21**	Form of General Services Agreement between XL Capital Assurance Inc. and XL Global Services, Inc.
10.22**	Form of Assignment and Assumption of Lease between Global Credit Analytics, Inc. and XL Capital Assurance Inc.
10.23**	Form of Agreement to Terminate the Amended and Restated Surplus Maintenance Agreement between XL Capital Assurance Inc. and XL Reinsurance America Inc.
10.24**	Facultative Quota Share Reinsurance Treaty, dated as of August 17, 2001 between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.25**	Form of Amendment No. 1 to Facultative Quota Share Reinsurance Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

10.26**	Form of Termination of Facultative Quota Share Reinsurance Treaty dated December 31, 1999 between XL Insurance (Bermuda) Ltd and XL Financial Assurance Ltd.
10.27**	Excess of Loss Reinsurance Agreement, dated October 1, 2001, between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.28**	Form of Amendment No. 1 to Excess of Loss Reinsurance Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd
10.29**	Form of Third Amended and Restated Facultative Quota Share Reinsurance Treaty between XL Financial Assurance Ltd. and XL Capital Assurance Inc.
10.30**	Form of Master Services Agreement between X.L. America, Inc. and XL Financial Administrative Services Inc.
10.31**

Reinsurance Agreement Guarantee dated May 1, 2004 between XL Insurance (Bermuda) Ltd in respect of the Second Amended and Restated Facultative Quota Share Reinsurance Treaty between XL Financial Assurance Ltd. and XL Capital Assurance Inc. dated May 1, 2004

10.32**	Form of Amendment and Termination of Reinsurance Guarantee Agreement between XL Insurance (Bermuda) Ltd, XL Capital Assurance Inc. and XL Financial Assurance Ltd.
10.33**	Form of First Amended and Restated Facultative Master Certificate issued by XL Reinsurance America Inc. to XL Capital Assurance Inc.
10.34**	Form of Fourth Amended and Restated Bye-laws of XL Financial Assurance Ltd.
10.35**	Form of Termination of Investment Management Agreement — Letter Agreement to the Management Agreement between XL Capital Assurance Inc. and XL Investment Management Ltd
10.36**	Form of Termination of Investment Management Agreement — Letter Agreement to the Management Agreement between XL Financial Assurance Ltd. and XL Investment Management Ltd
10.37**

Form of Credit Agreement between Security Capital Assurance Ltd, XL Capital Assurance Inc. and XL Financial Assurance Ltd. and the Lenders party thereto and Citibank, N.A., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

10.38**	Amendment No. 1 to Agency Agreement between XL Financial Solutions Ltd, XL Re Ltd, XL Insurance (Bermuda) Ltd and XL Financial Assurance Ltd.
10.39**	Security Capital Assurance Ltd Deferred Cash Program Guidelines
10.40**	Form of XL Financial Assurance Ltd. Second Amended and Restated Shareholders Agreement
10.41**	Form of Letter Agreement Regarding Stock Options, Restricted Shares and Long-Term Incentive Award between XL Capital Ltd and Paul Giordano
10.42**	Form of Amended and Restated General Services Agreement between XL Capital Assurance Inc. and XL Financial Administrative Services Inc.
10.43

Form of Indemnification Agreement between XL Financial Assurance Ltd. and XL Insurance (Bermuda) Ltd (certain portions of this Exhibit 10.43 have been omitted pursuant to a request for confidential treatment)

10.44	Form of Indemnification Agreement between XL Capital Assurance Inc. and X.L. America, Inc. (certain portions of this Exhibit 10.44 have been omitted pursuant to a request for confidential treatment)
10.45

Form of Adverse Development Reinsurance Agreement between XL Capital Assurance Inc. and XL Reinsurance America Inc. (certain portions of this Exhibit 10.45 have been omitted pursuant to a request for confidential treatment)

21.1**	Subsidiaries of the Registrant
23.1	Consent of Conyers Dill & Pearman (included in Exhibits 5.1 and 8.2)
23.2**	Consent of Cahill Gordon & Reindel LLP (included in Exhibit 8.1)
23.3**	Consent of PricewaterhouseCoopers LLP
23.4**	Consent of Slaughter and May (included in Exhibit 8.3)
24.1**	Power of Attorney of Paul S. Giordano and David Shea
99.1**	Letter from the Bermuda Minister of Finance
99.2**	Audit Committee Charter
99.3**	Compensation Committee Charter
99.4**	Nominating and Governance Committee Charter
99.5**	Finance and Risk Oversight Committee Charter
99.6**	Consent of Dr. E. Grant Gibbons
99.7**	Consent of Bruce G. Hannon
99.8**	Consent of Robert M. Lichten
99.9**	Consent of Brian M. O’Hara
99.10**	Consent of Coleman D. Ross
99.11**	Consent of Alan Z. Senter
99.12**	Consent of Mary R. Hennessy

* To be filed by Amendment.

** Previously filed.